A Transformation NASDAQ: LCUT www.LifetimeBrands.com March 2018 Exhibit 99.1

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements, including statements concerning Lifetime’s future prospects that represent the Company’s current judgment about possible future events. The Company believes these judgments are reasonable, but these statements are not guarantees of any events or financial results, and actual results may differ materially due to a variety of important factors. Such factors might include, among others, the Company’s ability to comply with the requirements of its credit agreements; the availability of funding under such credit agreements; the Company’s ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in U.S. or foreign tax law and policy; changes in general economic conditions which could affect customer payment practices or consumer spending; the impact of changes in general economic conditions on the Company’s customers; expenses and other challenges relating to the integration of the Filament Brands business and future acquisitions; changes in demand for the Company’s products; changes in the Company’s management team; the significant influence and consent rights of the Company’s largest stockholder; fluctuations in foreign exchange rates; shortages of and price volatility for certain commodities; significant changes in the competitive environment and the effect of competition on the Company’s markets, including on the Company’s pricing policies, financing sources and an appropriate level of debt. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this presentation are reconciliations of these non-GAAP financial measures to the comparable financial measures calculated in accordance with GAAP.

LIFETIME BRANDS, INC. Lifetime Brands is one of the world’s leading designers, developers, and marketers of a broad range of nationally branded consumer products used in the home.

LIFETIME IS NOW THE #1 NORTH AMERICAN NON-ELECTRIC HOUSEWARES COMPANY

Recent acquisition solidifies leadership position in housewares.


LifetimeBrands
+
Filament
#1
LifetimeBrands
#2
Filament
newell
MEYER
WORLD KITCHEN
Helen of Troy
LIBBEY
CONAIR
Filament
Johnson
Starfrit
THERMOS
PMI

Source: Euromonitor Retail Sales Data for North America CY2016 Housewares industry, including cooking utensils, dishes, tableware, cutlery, drinkware, and other small articles used in a home

4

Enhanced business along multiple operational and financial dimensions. Net Sales: $579 million $757 million(1) EBITDA: $40 million $83 million(2) Leading Brands: 5 8 Product Segments Served: 22 27 #1 Positions 5 9 Operational Efficiencies: Improving Enhanced Free Cash Flow: Strong Stronger Transaction has created a larger and more diversified business. ACQUISITION OF FILAMENT CREATED CRITICAL MASS Year ended December 31, 2017 total sales includes LTM September 30, 2017 Filament sales of $177.7 million, pro forma for the Planet Box acquisition. LTM Pro Forma EBITDA is calculated as Lifetime Brands adjusted EBITDA for the year ended December 31, 2017, Filament calendarized FY2017 estimated EBITDA of $34.5 million and $8.1 million of identified synergy opportunities.

#1 KITCHEN TOOLS & GADGETS SUPPLIER IN THE U.S.

#1 CUTLERY SUPPLIER IN THE U.S.

#1 WINE/BAR ACCESSORY SUPPLIER IN THE U.S.

#1 KITCHEN MEASUREMENT SUPPLIER IN THE U.S.

#1 BATH MEASUREMENT/SCALE SUPPLIER IN THE U.S.

#1 TEA KETTLE BRAND IN THE U.S.

LEADING TABLETOP SUPPLIER IN THE U.S.

OWNED & CONTROLLED BRANDS Lifetime Brands focuses on owned brands that provide flexibility domestically and can be marketed internationally. Our strong brand portfolio features leading brands that resonate with consumers.

KEY LICENSED BRANDS & PRIVATE LABEL The company supports licensed and private label brands by leveraging product development and sourcing expertise. Lifetime helps retailers develop their own brands while minimizing their start-up costs Lifetime supports retailers with market analysis, product assortments, promotional and merchandising solutions Licensed and private label brands round out our portfolio in all channels of distribution.

Sales by Product Category ATTRACTIVE PRODUCT CATEGORY MIX Diverse portfolio and customer base position company to capitalize on U.S. demographic trends. Home Solutions 7% Kitchenware 53% Tableware 24% Lifetime has the right product mix to reach the full spectrum of consumers at the top retailers. Bath & Other 7% Commercial 6% Retail Direct 4%

Mass Market Retailers Off-Price Retailers Department Stores Specialty Stores Warehouse Clubs Online/TV Supermarkets Independent Retailers Commercial Retail Direct CUSTOMER DIVERSIFICATION Lifetime Brands sells to every major U.S. retailer that carries housewares. Over 7,000 independent retailers Lifetime has e-commerce sites for direct-to-consumer sales. Augmented position through Filament acquisition We reach consumers in every sector.

INNOVATION Our focus is on identifying and investing in major consumer trends, new technologies, materials and designs. Over 120 professionals in the U.S., China, and the U.K. Over 1,000 design and utility patents Open Innovation program connects us with thousands of independent inventors Recent acquisition enhances robust innovation capabilities by adding award-winning product design and development team Lifetime introduces over 4,000 new products each year.

EXPANDING OUR GLOBAL REACH In attractive markets, Lifetime has partnered with strong local business in which the Company has minority investments. Total Sales of Lifetime Brands and Our Partners (In Millions): Year ended December 31, 2017: $952.7 (1) Lifetime Brands, Inc. $579.5 Grupo Vasconia $167.3 Lifetime Brands Canada $28.2 Filament $177.7(1) (1) Year ended December 31, 2017 total sales includes LTM September 30, 2017 Filament sales of $177.7 million, pro forma for the Planet Box acquisition.

INTERNATIONAL GROWTH Focus on expanding business where we see the opportunity to grow at a faster rate than in the U.S. 2011: Acquired Creative Tops in UK 2014: Expanded U.K. and continental Europe market via acquisitions of Kitchen Craft and La Cafetière 2014: Commenced sales into China and opened Global Sales Center in Hong Kong 2007: Acquired 30% stake in Grupo Vasconia SA in Mexico 2008: Entered into profit sharing agreement with AFG in Canada Targeted markets provide vast opportunity for growth.

INTERNATIONAL CUSTOMER BASE Lifetime Brands sells to major international retailers that carry housewares. Garden Center Groups Supermarkets Online/TV Specialty Retailers Department Stores Discount Retailers Lifetime’s products are available in 117 countries.

LEADING HOUSEWARES CONSOLIDATION PLATFORM Substantial collective experience identifying and executing acquisitions. 2013 2014 2017 2014 2016 2016 2014 2012 2014 2014 2016 2012 2013 2017 14 transactions Proven integration capabilities and repeatable M&A strategy.

LEVERAGE INFRASTRUCTURE Leverage economies of scale and relationships in sourcing and distribution to drive internal efficiencies and provide new services to retailers. Sourcing products in Far East for 50 years Network of several hundred suppliers Long-term relationships with key vendors Four offshore sourcing offices Provide engineering, logistics, material safety, QC and QA 200+ professionals Efficient distribution using the latest technologies Lifetime QM™, our digital, mobile inspector toolkit, drives in-field factory audits with proprietary software Infrastructure leverage drives increasing profitability.

LIFETIME NEXT™ An initiative to accelerate growth by realigning operating divisions, eliminating complexity and reducing SG&A. Phase I (Complete) Assessed opportunities to increase efficiencies to drive growth in revenues, gross margin, operating profit, and cash flow Phase II (Complete) Designed specific solutions to eliminate impediments, increase efficiencies, reduce SKUs, reduce SG&A, strengthen brand management and reduce complexity throughout the organization Phase III (Ongoing) Implementation and continuous improvement phase in process which is expected to result in continued savings and operational improvements

FILAMENT INTEGRATION UPDATE $8 million of identified synergy opportunities. Cost savings to be predominantly implemented in 2018 with the full benefit realized by 2019. Synergy Analysis Summary

GROWTH DRIVERS Breadth of offerings, increased efficiencies, and recent acquisitions position the company for future growth. Organic growth; Potential for continued acquisitions; Profitability improvements from Lifetime Next™ and Filament Brands synergies; Impact of combining Creative Tops and Kitchen Craft businesses; Impact of the tuck-in acquisitions of Wilton Armetale, Amco Houseworks®, Chicago™ Metallic, Swing-A-Way®, Copco®, & Fitz and Floyd® closed in 2016 and 2017; New opportunities in the commercial channel and expanded international sales opportunities from Filament Brands acquisition closed in March 2018 The company is positioned for profitable growth.

THE NEW LIFETIME BRANDS The transformational acquisition of Filament Brands enhances both margins and cash flow. Meaningfully Accretive +2x +400 bps +30% Net Sales EBITDA EBITDA Margin $757 $83 11% EPS Milestone on the road to surpassing $100 million in EBITDA. (1) Year ended December 31, 2017 total sales includes LTM September 30, 2017 Filament sales of $177.7 million, pro forma for the Planet Box acquisition. LTM Pro Forma EBITDA is calculated as Lifetime Brands adjusted EBITDA for the year ended December 31, 2017, Filament calendarized FY2017 estimated EBITDA of $34.5 million and $8.1 million of identified synergy opportunities. (2)

RECENT FINANCIAL PERFORMANCE

SUMMARY OF OPERATING RESULTS (1) Adjusted diluted income per common share represents a non-GAAP financial measure. This non-GAAP measure is provided because management of the Company uses this financial measure in evaluating the Company's on-going financial results and trends. Management uses this non-GAAP information as an indicator of business performance.

OPERATIONS – ADJUSTED BASIS (1) Adjusted net income and adjusted diluted income per common share represent non-GAAP financial measures. These non-GAAP measures are provided because management of the Company uses these financial measures in evaluating the Company's on-going financial results and trends. Management uses this non-GAAP information as an indicator of business performance.

BALANCE SHEET SUMMARY (1) The pro forma combined balance sheet summary is intended to reflect the impact of the Filament acquisition as if it had occurred on December 31, 2017, after giving effect to the assumptions and adjustments as described in the unaudited pro forma condensed combined financial information included in the Company's definitive proxy statement filed on January 24, 2018. The pro forma combined balance sheet is calculated based on Lifetime Brands' December 31, 2017 balance sheet, Filament September 30, 2017 balance sheet and estimated pro forma adjustments directly attributable to the acquisition.

CREDIT PROFILE LTM Pro Forma EBITDA is calculated as Lifetime Brands adjusted EBITDA for the year ended December 31, 2017, Filament calendarized FY 2017 estimated EBITDA of $34.5 million and $8.1 million of identified synergy opportunities. (2) Financing obtained on March 2, 2018 in connection with the close of the Filament transaction.

COMMITMENT TO RAPID DELEVERAGING Expect to reduce net leverage to 3.0x or below within two years. Successful pricing of financing to execute transaction Asset light model results in high levels of cash flow generation High Free Cash Flow conversion expected to drive rapid deleveraging Expect to maintain Lifetime’s current dividend per share Estimated Net Debt / PF EBITDA Highlights

INVESTMENT HIGHLIGHTS Broad Portfolio of Leading Brands and Diversified Customer Base An unmatched portfolio of leading owned, licensed, and private label brands across kitchenware, tableware and other home products Diversified retail customer base includes full spectrum of housewares retailers and end consumers, ensuring broad market penetration Reach every major U.S. retailer Expanding Global Footprint Strategic acquisitions and strong local partnerships drive expansion into key high-growth markets Leverage scale and international distribution network to drive efficiency and penetrate select new international markets with growth rates exceeding U.S. Focused on Innovation Product Innovation: Continual investment in design technologies and significant global capabilities to meet evolving consumer trends Commercial Innovation: Significant investment in people and systems to position us proactively to capture continued e-commerce growth Strong Financial Profile Highly leverageable infrastructure Financial position provides ability to finance investment opportunities Deleveraging will create equity value for shareholders